Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 5

TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of October 30, 2015, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation, as the Servicer (the “Servicer”), Deutsche Bank AG, New York Branch (“Deutsche Bank”), as a Managing Agent and as a Committed Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Corp. (“Alpine”), as a Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with Deutsche Bank, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.

R E C I T A L S

A. The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, and Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, the “Agreement”).

B. The parties to the Agreement desire to extend the Scheduled Purchase Expiration Date to October 28, 2016, and to further amend the Agreement as set forth in this Amendment.

C. With the consent of the parties hereto, effective as of the date of this Amendment, (i) the Issuing Entity desires to pay in full the principal and interest owing with respect to the Series 2012-VFN Note held by the Deutsche Bank Purchaser Group and to reduce the Commitment of Deutsche Bank to zero and (ii) the members of the Deutsche Bank Purchaser Group shall cease to be parties to the Agreement.

D. Pursuant to Sections 2.04 and 11.01 of the Agreement, the parties to the Agreement desire to further amend the Agreement as hereafter set forth.

E. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incremental Funding by the Bank of America Purchaser Group and the Alpine Purchaser Group.

a. Incremental Funding. The Servicer hereby requests that the Bank of America Purchaser Group and the Alpine Purchaser Group fund an Incremental Funding on the date hereof in principal amount of $61,250,000 on a pro rata basis based on the respective Purchaser Percentages of the Committed Purchasers in such Purchaser Groups, determined after giving effect to the termination of Deutsche Bank’s Commitment. Such

Incremental Funding shall be funded solely by the Bank of America Purchaser Group and the Alpine Purchaser Group on the date hereof in accordance with the terms of the Agreement and upon satisfaction of all conditions precedent thereto specified in Section 2.03(b) of the Agreement (except that the parties agree to waive the requirement in Section 2.03(b)(vii)).

b. Consents. The parties hereto hereby consent to (i) the non-ratable Incremental Funding to be funded by the Bank of America Purchaser Group and the Alpine Purchaser Group as set forth in clause (a) above and (ii) the non-ratable payoff of Deutsche Bank as set forth in Section 2 below.

2. Termination of Deutsche Bank Purchaser Group.

a. Payoff Amount. Not later than 3:00 p.m. New York City time on the date hereof, the Issuing Entity shall pay (or caused to be paid) to Deutsche Bank, as Managing Agent for the Deutsche Bank Purchaser Group, the following amounts with respect to the Series 2012-VFN Note held by Deutsche Bank on behalf of the Deutsche Bank Purchaser Group:

Principal: $61,250,000

Accrued Series 2012-VFN Monthly Interest: $7,483.06

Accrued Non-Use Fees: $5,166.67

b. Termination. Deutsche Bank acknowledges and agrees that the amounts described in Section 2(a) above (the “Payoff Amount”) constitute all amounts due and owing to the Deutsche Bank Purchaser Group. Upon payment in full of the Payoff Amount to Deutsche Bank by no later than 3:00 p.m. New York City time on the date hereof, the Commitment of Deutsche Bank shall be reduced to zero, and the members of the Deutsche Bank Purchaser Group shall cease to be parties to the Agreement.

c. Reduction in Maximum Funded Amount.

i. Following the termination contemplated by Section 2(b) above, the Maximum Funded Amount shall be reduced to $375,000,000.

ii. The parties agree to waive the requirement in Section 2.05(a) of written notice at lease five Business Days before such reduction is to take place.

d. Cancellation of Series 2012-VFN Note. On the date hereof, Deutsche Bank shall deliver the Series 2012-VFN Note held by the Deutsche Bank Purchaser Group to the Indenture Trustee for cancellation.

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3. Amendments to Agreement.

a. The definitions of “Deutsche Bank”, “Deutsche Bank Alternate Rate”, “Deutsche Bank Purchaser Group” and “Deutsche Bank Spread” in Section 1.01 of the Agreement are hereby deleted in their entirety.

b. Clause (B)(iii) of the definition of “LIBOR” in Section 1.01 of the Agreement is hereby amended by adding the following proviso to the end thereof:

“; provided that in the event the rate determined in accordance with clause (A) or (B) above is below zero, such rate will be deemed to be zero”.

c. The definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “January 25, 2016” set forth therein with the date “October 28, 2016”.

d. In furtherance of the termination of the members of the Deutsche Bank Purchaser Group as parties to this Agreement, all other remaining references to “Deutsche Bank”, “Deutsche Bank Alternate Rate”, “Deutsche Bank Purchaser Group” and “Deutsche Bank Spread” shall be deemed be of no further effect, and all provisions referencing such terminated parties shall be read to give effect to the termination contemplated by Section 2 of this Amendment.

4. Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

5. Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) satisfaction of each of the conditions precedent described in Section 2.04 of the Agreement, (iii) receipt by each Managing Agent of the applicable Amendment Fee pursuant to and in accordance with the Fourth Amended and Restated Fee Letter, dated as of the date hereof, (iv) receipt by Deutsche Bank of the Payoff Amount, and (v) receipt and cancellation by the Indenture Trustee of the Series 2012-VFN Note held by Deutsche Bank on behalf of the Deutsche Bank Purchaser Group.

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7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as the Seller

By:	/s/ Mary Ellen Kummer
Name: Mary Ellen Kummer
Title: Vice President and Treasurer
NAVISTAR FINANCIAL CORPORATION, as the Servicer
By:	/s/ Mary Ellen Kummer
Name: Mary Ellen Kummer
Title: Vice President and Treasurer

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S-1	NAVMOT II Series 2012-VFN
Amendment No. 5 to Note Purchase Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,

as the Administrative Agent

By:	/s/ Adarsh Dhand
Name : Adarsh Dhand
Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,

as the Managing Agent

for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name : Adarsh Dhand
Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,

as the Committed Purchaser

for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name: Adarsh Dhand
Title: Vice President

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S-2	NAVMOT II Series 2012-VFN
Amendment No. 5 to Note Purchase Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,

as the Managing Agent

for the Deutsche Bank Purchaser Group

By:	/s/ Joseph McElroy
Name: Joseph McElroy
Title: Director

By:	/s/ Daniel Gerber
Name: Daniel Gerber
Title: Director

DEUTSCHE BANK AG, NEW YORK BRANCH,

as the Committed Purchaser

for the Deutsche Bank Purchaser Group

By:	/s/ Joseph McElroy
Name: Joseph McElroy
Title: Director

By:	/s/ Daniel Gerber
Name: Daniel Gerber
Title: Director

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S-3	NAVMOT II Series 2012-VFN
Amendment No. 5 to Note Purchase Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for the CS Purchaser Group		CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Committed Purchaser for the CS Purchaser Group

By:	/s/ Patrick J. Hart	By:	/s/ Patrick J. Hart
	Name: Patrick J. Hart		Name: Patrick J. Hart
	Title: Vice President		Title: Vice President

By:	/s/ Erin McCutcheon	By:	/s/ Erin McCutcheon
	Name: Erin McCutcheon		Name: Erin McCutcheon
	Title: Vice President		Title: Vice President

ALPINE SECURITIZATION CORP.,

as a Conduit Purchaser

for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch,
as its administrative agent

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Vice President

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Vice President

S-4	NAVMOT II Series 2012-VFN
Amendment No. 5 to Note Purchase Agreement